Exhibit 4.29

BINDING LOAN AGREEMENT

US$8,500,000.00 – Binding Deed

Date: November 2, 2026

Parties

1.	Braiin Limited ACN 660 713 093 of 283 Rokeby Road, Subiaco WA 6008 (Borrower).
2.	The Lender described in item 2 of the Key Terms (Lender).

Background

A.	The Lender has agreed to lend the Loan Amount to the Borrower.
B.	The Borrower has agreed to repay the Loan Amount with interest on the terms of this Agreement.
C.	The parties intend this Agreement to be legally binding on them.

Key Terms

Item	Term	Details
1	Borrower	Braiin Limited ACN 660 713 093 of 283 Rokeby Road, Subiaco WA 6008 (Nasdaq: BRAI)
2	Lender	Alain Salem,
3	Loan Amount	US$8,500,000.00
4	Drawdown Date	February 1, 2027
5	Interest Rate	14.4% per annum
6	Interest Payment	Accrued and paid in a single payment on the Maturity Date
7	Maturity Date	The date that is 12 months after the Drawdown Date
8	Default Rate	The Interest Rate plus [2]% per annum
9	Security	Unsecured
10	Borrower’s Account	[***]
11	Lender’s Account	[***]
12	Notice details	Borrower: Braiin Limited, 283 Rokeby Road, Subiaco WA 6008, email [***], attention: Natraj Balasubramanian, Chief Executive Officer
13	Governing Law	Western Australia

Binding Loan Agreement – Braiin Limited – Page 1

The parties agree as follows.

1.	Definitions and interpretation

1.1	In this Agreement:

Business Day means a day on which banks are open for general business in Perth, Western Australia and New York, United States of America.

Event of Default means an event described in clause 8.1.

Insolvency Event means, for the Borrower, that it is placed in liquidation, provisional liquidation, administration or receivership, enters into a scheme or arrangement with its creditors generally, or is unable to pay its debts as and when they fall due.

Key Terms means the key terms set out at the front of this Agreement.

Loan means the Loan Amount advanced by the Lender to the Borrower under clause 2.

Outstanding Amount means, at any time, the amount of the Loan then outstanding, accrued and unpaid interest, and all other amounts payable by the Borrower under this Agreement.

US$ means the lawful currency of the United States of America.

1.2	A capitalised term used in this Agreement and set out in the Key Terms has the meaning given to it there, including Loan Amount, Drawdown Date, Interest Rate, Maturity Date and Default Rate.

1.3	Headings are for convenience only. If a day on which something must be done is not a Business Day, it must be done on the next Business Day. A reference to a party includes its successors and permitted assigns.

2.	Commitment to lend

2.1	The Lender must lend the Loan Amount to the Borrower on the Drawdown Date by paying it in US$ in immediately available funds to the Borrower’s Account. The Borrower does not need to give a drawdown notice.

2.2	The Lender’s obligation under clause 2.1 is irrevocable and unconditional. It is not subject to any condition precedent, to the absence of any default or Event of Default, or to any change in the financial condition of the Borrower.

2.3	The Lender may not terminate or withdraw from its commitment under clause 2.1.

2.4	The Borrower acknowledges its indebtedness to the Lender for the Loan from the date it is paid.

2.5	If, before the Drawdown Date, the Borrower raises funds from other sources, including by an issue of shares or other equity securities, the Borrower may by written notice to the Lender before the Drawdown Date cancel the Loan, or reduce the Loan Amount by the amount raised. To the extent the Loan is cancelled or reduced, the Lender is not required to pay it and the Borrower has no liability for it.

3.	Repayment

3.1	The Borrower must repay the Outstanding Amount to the Lender on the Maturity Date.

3.2	The Lender may not demand repayment of any part of the Outstanding Amount before the Maturity Date except under clause 8.2.

Binding Loan Agreement – Braiin Limited – Page 2

4.	Interest

4.1	Interest accrues daily on the amount of the Loan outstanding at the Interest Rate, from and including the date the Loan is paid to but excluding the date it is repaid in full.

4.2	Interest is calculated on the actual number of days elapsed and a year of 365 days.

4.3	Interest is payable as set out in item 6 of the Key Terms. If interest is payable on the Maturity Date, it is not capitalised and does not itself bear interest before the Maturity Date.

4.4	If the Borrower does not pay any amount when due, interest accrues on that amount at the Default Rate from the due date until it is paid in full, instead of at the Interest Rate.

5.	Payments

5.1	All payments by the Borrower must be made in US$ in immediately available funds to the Lender’s Account, by 5.00 pm (Perth time) on the due date.

5.2	All payments must be made without set-off, counterclaim or deduction, except any deduction or withholding of tax required by law. Any amount withheld and paid to the relevant authority is treated as paid to the Lender.

5.3	Payments are applied first to costs and expenses, then to interest, and then to the Loan.

6.	Prepayment

6.1	The Borrower may prepay all or part of the Outstanding Amount at any time without premium or penalty, by giving the Lender at least 5 Business Days’ written notice. Interest accrued on the amount prepaid must be paid at the same time.

6.2	Any amount prepaid may not be redrawn.

7.	Security

7.1	The Borrower’s obligations under this Agreement are unsecured.

8.	Events of Default

8.1	Each of the following is an Event of Default:

(a)	the Borrower does not pay any amount under this Agreement within 10 Business Days after its due date;

(b)	the Borrower does not comply with any other obligation under this Agreement, and the failure is not remedied within 20 Business Days after the Lender gives the Borrower written notice of it; or

(c)	an Insolvency Event occurs.

8.2	At any time while an Event of Default is continuing, the Lender may by written notice to the Borrower declare the Outstanding Amount immediately due and payable.

8.3	The Borrower must pay the Lender’s reasonable costs of enforcing this Agreement after an Event of Default.

9.	Representations

9.1	Each party represents to the other that:

(a)	it is duly incorporated and validly existing;

Binding Loan Agreement – Braiin Limited – Page 3

(b)	it has the power and authority to enter into and perform this Agreement and has taken all necessary corporate action to do so;

(c)	this Agreement is its valid and binding obligation, enforceable in accordance with its terms; and

(d)	entering into and performing this Agreement does not breach its constitution or any law or agreement binding on it.

9.2	The Lender represents that it has, and will maintain until the Drawdown Date, immediately available funds sufficient to lend the Loan Amount.

9.3	If the Lender enters into this Agreement as trustee, it represents that it is the sole trustee of the trust, has the power under the trust deed to enter into and perform this Agreement, and enters into it for the benefit of the beneficiaries of the trust.

10.	Assignment

10.1	Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

11.	Notices

11.1	A notice under this Agreement must be in writing and delivered by hand, post or email to the address of the recipient set out in item 12 of the Key Terms, or any other address the recipient notifies.

11.2	A notice sent by email is taken to be received when sent, unless the sender receives a delivery failure message. A notice received after 5.00 pm, or on a day that is not a Business Day, is taken to be received on the next Business Day.

12.	General

12.1	This Agreement is governed by the law of Western Australia. Each party submits to the non-exclusive jurisdiction of the courts of Western Australia.

12.2	No failure or delay by a party in exercising a right under this Agreement operates as a waiver of it.

12.3	If any provision of this Agreement is invalid or unenforceable, it is severed and the remaining provisions continue in full force.

12.4	No interest or other amount is payable under this Agreement in excess of the maximum permitted by law. Any excess paid is applied to reduce the Loan.

12.5	This Agreement may only be varied by a document signed by both parties.

12.6	This Agreement is the entire agreement between the parties about its subject matter.

12.7	This Agreement may be executed in counterparts and by electronic signature. All counterparts together make one instrument.

12.8	This Agreement is executed as a deed. It is legally binding on each party, and binds each party when it has been signed by both parties.

Binding Loan Agreement – Braiin Limited – Page 4

Execution

Executed as a deed.

Executed by Braiin Limited ACN 660 713 093 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Natraj Balasubramanian	/s/ Jay Stephenson
Signature of director	Signature of director/company secretary

Natraj Balasubramanian	Jay Stephenson
Name of director (print)	Name of director/company secretary (print)

Executed by Alain Salem in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Alain Salem
Signature of Individual

Alain Salem
Name of Individual (print)

Binding Loan Agreement – Braiin Limited – Page 5

BINDING LOAN AGREEMENT

US$5,500,000.00 – Binding Deed

Date: November 4, 2026

Parties

1.	Braiin Limited ACN 660 713 093 of 283 Rokeby Road, Subiaco WA 6008 (Borrower).
2.	The Lender described in item 2 of the Key Terms (Lender).

Background

A.	The Lender has agreed to lend the Loan Amount to the Borrower.
B.	The Borrower has agreed to repay the Loan Amount with interest on the terms of this Agreement.
C.	The parties intend this Agreement to be legally binding on them.

Key Terms

Item	Term	Details
1	Borrower	Braiin Limited ACN 660 713 093 of 283 Rokeby Road, Subiaco WA 6008 (Nasdaq: BRAI)
2	Lender	Vaishnavi Raghu Raman
3	Loan Amount	US$5,500,000
4	Drawdown Date	January 1, 2027
5	Interest Rate	14.4% per annum
6	Interest Payment	Accrued and paid in a single payment on the Maturity Date
7	Maturity Date	The date that is 12 months after the Drawdown Date
8	Default Rate	The Interest Rate plus [2]% per annum
9	Security	Unsecured
10	Borrower’s Account	[***]
11	Lender’s Account	[***]
12	Notice details	Borrower: Braiin Limited, 283 Rokeby Road, Subiaco WA 6008, email [***], attention: Natraj, Chief Executive Officer Lender:
13	Governing Law	Western Australia

Binding Loan Agreement – Braiin Limited – Page 1

The parties agree as follows.

1.	Definitions and interpretation

1.1	In this Agreement:

Business Day means a day on which banks are open for general business in Perth, Western Australia and New York, United States of America.

Event of Default means an event described in clause 8.1.

Insolvency Event means, for the Borrower, that it is placed in liquidation, provisional liquidation, administration or receivership, enters into a scheme or arrangement with its creditors generally, or is unable to pay its debts as and when they fall due.

Key Terms means the key terms set out at the front of this Agreement.

Loan means the Loan Amount advanced by the Lender to the Borrower under clause 2.

Outstanding Amount means, at any time, the amount of the Loan then outstanding, accrued and unpaid interest, and all other amounts payable by the Borrower under this Agreement.

US$ means the lawful currency of the United States of America.

1.2	A capitalised term used in this Agreement and set out in the Key Terms has the meaning given to it there, including Loan Amount, Drawdown Date, Interest Rate, Maturity Date and Default Rate.

1.3	Headings are for convenience only. If a day on which something must be done is not a Business Day, it must be done on the next Business Day. A reference to a party includes its successors and permitted assigns.

2.	Commitment to lend

2.1	The Lender must lend the Loan Amount to the Borrower on the Drawdown Date by paying it in US$ in immediately available funds to the Borrower’s Account. The Borrower does not need to give a drawdown notice.

2.2	The Lender’s obligation under clause 2.1 is irrevocable and unconditional. It is not subject to any condition precedent, to the absence of any default or Event of Default, or to any change in the financial condition of the Borrower.

2.3	The Lender may not terminate or withdraw from its commitment under clause 2.1.

2.4	The Borrower acknowledges its indebtedness to the Lender for the Loan from the date it is paid.

2.5	If, before the Drawdown Date, the Borrower raises funds from other sources, including by an issue of shares or other equity securities, the Borrower may by written notice to the Lender before the Drawdown Date cancel the Loan, or reduce the Loan Amount by the amount raised. To the extent the Loan is cancelled or reduced, the Lender is not required to pay it and the Borrower has no liability for it.

3.	Repayment

3.1	The Borrower must repay the Outstanding Amount to the Lender on the Maturity Date.

3.2	The Lender may not demand repayment of any part of the Outstanding Amount before the Maturity Date except under clause 8.2.

Binding Loan Agreement – Braiin Limited – Page 2

4.	Interest

4.1	Interest accrues daily on the amount of the Loan outstanding at the Interest Rate, from and including the date the Loan is paid to but excluding the date it is repaid in full.

4.2	Interest is calculated on the actual number of days elapsed and a year of 365 days.

4.3	Interest is payable as set out in item 6 of the Key Terms. If interest is payable on the Maturity Date, it is not capitalised and does not itself bear interest before the Maturity Date.

4.4	If the Borrower does not pay any amount when due, interest accrues on that amount at the Default Rate from the due date until it is paid in full, instead of at the Interest Rate.

5.	Payments

5.1	All payments by the Borrower must be made in US$ in immediately available funds to the Lender’s Account, by 5.00 pm (Perth time) on the due date.

5.2	All payments must be made without set-off, counterclaim or deduction, except any deduction or withholding of tax required by law. Any amount withheld and paid to the relevant authority is treated as paid to the Lender.

5.3	Payments are applied first to costs and expenses, then to interest, and then to the Loan.

6.	Prepayment

6.1	The Borrower may prepay all or part of the Outstanding Amount at any time without premium or penalty, by giving the Lender at least 5 Business Days’ written notice. Interest accrued on the amount prepaid must be paid at the same time.

6.2	Any amount prepaid may not be redrawn.

7.	Security

7.1	The Borrower’s obligations under this Agreement are unsecured.

8.	Events of Default

8.1	Each of the following is an Event of Default:

(a)	the Borrower does not pay any amount under this Agreement within 10 Business Days after its due date;

(b)	the Borrower does not comply with any other obligation under this Agreement, and the failure is not remedied within 20 Business Days after the Lender gives the Borrower written notice of it; or

(c)	an Insolvency Event occurs.

8.2	At any time while an Event of Default is continuing, the Lender may by written notice to the Borrower declare the Outstanding Amount immediately due and payable.

8.3	The Borrower must pay the Lender’s reasonable costs of enforcing this Agreement after an Event of Default.

9.	Representations

9.1	Each party represents to the other that:

Binding Loan Agreement – Braiin Limited – Page 3

(a)	it is duly incorporated and validly existing;

(b)	it has the power and authority to enter into and perform this Agreement and has taken all necessary corporate action to do so;

(c)	this Agreement is its valid and binding obligation, enforceable in accordance with its terms; and

(d)	entering into and performing this Agreement does not breach its constitution or any law or agreement binding on it.

9.2	The Lender represents that it has, and will maintain until the Drawdown Date, immediately available funds sufficient to lend the Loan Amount.

9.3	If the Lender enters into this Agreement as trustee, it represents that it is the sole trustee of the trust, has the power under the trust deed to enter into and perform this Agreement, and enters into it for the benefit of the beneficiaries of the trust.

10.	Assignment

10.1	Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

11.	Notices

11.1	A notice under this Agreement must be in writing and delivered by hand, post or email to the address of the recipient set out in item 12 of the Key Terms, or any other address the recipient notifies.

11.2	A notice sent by email is taken to be received when sent, unless the sender receives a delivery failure message. A notice received after 5.00 pm, or on a day that is not a Business Day, is taken to be received on the next Business Day.

12.	General

12.1	This Agreement is governed by the law of Western Australia. Each party submits to the non-exclusive jurisdiction of the courts of Western Australia.

12.2	No failure or delay by a party in exercising a right under this Agreement operates as a waiver of it.

12.3	If any provision of this Agreement is invalid or unenforceable, it is severed and the remaining provisions continue in full force.

12.4	No interest or other amount is payable under this Agreement in excess of the maximum permitted by law. Any excess paid is applied to reduce the Loan.

12.5	This Agreement may only be varied by a document signed by both parties.

12.6	This Agreement is the entire agreement between the parties about its subject matter.

12.7	This Agreement may be executed in counterparts and by electronic signature. All counterparts together make one instrument.

12.8	This Agreement is executed as a deed. It is legally binding on each party, and binds each party when it has been signed by both parties.

Binding Loan Agreement – Braiin Limited – Page 4

Execution

Executed as a deed.

Executed by Braiin Limited ACN 660 713 093 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Natraj Balasubramanian	/s/ Jay Stephenson
Signature of director	Signature of director/company secretary

Natraj Balasubramanian	Jay Stephenson
Name of director (print)	Name of director/company secretary (print)

Executed by Vaishnavi Raghu Raman in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Vaishnavi Raghu Raman
Signature of Individual

Vaishnavi Raghu Raman
Name of Individual (print)

Binding Loan Agreement – Braiin Limited – Page 5